UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2023
Energy Vault Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39982	85-3230987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4360 Park Terrace Drive, Suite 100 Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 852-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NRGV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective as of the date of Energy Vault’s next quarterly Board meeting on March 7, 2024, Zia Huque has resigned as director of the Company and from the Audit Committee and Compensation Committee of the Board of Directors. The resignation of Mr. Huque was not the result of any disagreement with our Company regarding our operation, policies, practices or otherwise.
On December 14, 2023, the Board elected Stephanie Unwin as a Class II director of the Company, effective as of March 7, 2024, for a term expiring at the Annual Meeting of Shareholders in 2026. The Board has not yet determined which committees Ms. Unwin will serve on.
Since March 2019, Ms. Unwin has served as Chief Executive Officer of Horizon Power. Prior to Horizon, she served as General Manager Transformation and Technology for CBH Group for ten months, Chief Executive Officer and Managing Director of Phylogica (ASX:PYC) where she also previously served on the Board of Directors for more than two years combined, and several senior leadership positions at Synergy as well as Verve Energy before its merger with Synergy for more than nine years combined. Ms. Unwin received Bachelor degrees in both Law and Economics from Murdoch University in Perth, Australia.
There are no arrangements or understandings between Ms. Unwin and any other persons pursuant to which she was selected a director of the Company. There are no transactions between Ms. Unwin, on the one hand, and the Company on the other, that would be required to be reported under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. As non-employee director of the Company, Ms. Unwin will participate in the Company’s compensation program for non-employee directors.
Item 8.01 Other Events
On December 14, 2023 the Company issued a press release announcing the appointment of Ms. Unwin to the Company’s Board as described in this Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated December 14, 2023
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY VAULT HOLDINGS, INC.

Date: December 20, 2023	By:	/s/ Josh McMorrow
Name: Josh McMorrow
Chief Legal Officer